Business Combination, Significant Transaction and Sale of Business - Schedule of Fair Values of the Acquired Assets and Assumed Liabilities (Details) - Acquisition of Heshev Information Systems (2012) Ltd [Member]
$ in Thousands
Jan. 01, 2024 USD ($)
Schedule of Fair Values of the Acquired Assets and Assumed Liabilities [Line Items]
Net liabilities excluding cash acquired	$ (110)
Intangible assets	1,731
Deferred taxes	(388)
Non-controlling interests	(386)
Goodwill	438
Total assets acquired net of acquired cash	$ 1,285